RETAIL INSTALLMENT SALE CONTRACT – SIMPLE INTEREST FINANCE CHARGE

Dealer Number ________________	Contract Number ______________	R.O.S. Number _______________	Stock Number [ILLEGIBLE]

Buyer (and Co-Buyer) Name and Address (Including County and Zip Code)	Creditor - Seller (Name and Address)

NEW WORLD MORTGAGE INC.	PARADISE CHEVROLET CAD
41655 DATE ST	27360 YNEZ RD
MURRIETA RIVERSIDE CA 92562	TEMECULA CA 92591

You, the Buyer (and Co-Buyer, if any), may buy the vehicle below for cash or on credit. By signing this contract, you choose to buy the vehicle on credit under agreements on the front and back of this contract. You agree to pay the Creditor - Seller (sometimes “we” or “us” in this contract) the Amount Financed and [ILLEGIBLE] Charge according to the payment schedule below. We will figure your finance charge on a daily basis. The Truth-In-Lending Disclosures below are part of this contract.

New Used	Year	Make and Model	Odometer	Vehicle Identification Number	Primary Use For Which Purchased

		CADILLAC TRUCK			☒ personal, family or household
NEW	2007	ESCALADE ESV	72	1GYFK66867R277613	☒ business or commercial

FEDERAL TRUTH-IN-LENDING DISCLOSURES

ANNUAL PERCENTAGE RATE The cost of your credit as a yearly rate.	FINANCE CHARGE The dollar amount the credit will cost you.		Amount Financed The amount of credit provided to you or on your behalf.	Total of Payments The amount you Will have paid after you have made all payments as scheduled.		Total Sale Price The total cost of your purchase on credit, including your down payment of
						$0.00	is
0.00%	$0.00	(e)	$70795.20	$70795.20	(e)	$70795.20	(e)

					(e) means an estimate
YOUR PAYMENT SCHEDULE WILL BE:

Number of Payments:		Amount of Payments:		When Payments Are Due:

One Payment of			N/A	N/A

One Payment of			N/A	N/A

59 Payments			1179.92	Monthly, Beginning 11/12/2007

Payments			N/A	Monthly, Beginning

One Final Payment			1179.92	DUE ON 10/12/2012

Late Charge. If payment is not received in full within 10 days after it is due, you will pay a late charge of 5% of the part of the payment that is late. Prepayment, If you pay off all your debt early, you may be charged a minimum finance charge.
Security Interest. You are giving a security interest in the vehicle being purchased.
Additional Information: See this contract for more information including, information about nonpayment, default, any required repayment in full before the scheduled dale, minimum finance charges, and security interest.

ITEMIZATION OF THE AMOUNT FINANCED (Seller may keep part of the amounts paid to others.)

1.	Total Cash Price

	A.	Cash Price of Motor Vehicle and Accessories					$61885.00	(A)

		1.	Cash Price Vehicle			$60186.00

		2.	Cash Price Accessories			$1699.00

		3.	Other (Nontaxable)

			Describe	N/A	$	N/A

			Describe	N/A	$	N/A

B.	Document Preparation Fee (not a governmental fee)			$55.00	(B)

C.	Smog Fee Paid to Seller		$	N/A	(C)

D.	(Optional) Theft Deterrent Device (to whom paid)	N/A	$	N/A	(D)

E.	(Optional) Theft Deterrent Device (to whom paid)	N/A	$	N/A	(E)

F.	(Optional) Surface Protection Product (to whom paid)	N/A	$	N/A	(F)

G.	(Optional) Surface Protection Product (to whom paid)	N/A	$	N/A	(G)

H.	Sales Tax (on taxable items in A through G)			$4800.35	(H)

I.	Optional DMV Electronic Filing Fee			$28.00	(I)

J.	(Optional) Service Contract (to whom paid)	N/A	$	N/A	(J)

K.	(Optional) Service Contract (to whom paid)	N/A.	$	N/A	(K)

L.	(Optional) Service Contract (to whom paid)	N/A	$	N/A	(L)

M.	Prior Credit or Lease Balance paid by Seller to
	GMAC			$2756.10	(M)

(see downpayment and trade-in calculation)

N.	(Optional) Gap Contract (to whom paid)	PARADISE CHE		$795.00	(N)

O.	(Optional) Used Vehicle Contract Cancellation Option Agreement		$	N/A	(O)

P.	Other (to-whom paid)	N/A	$	N/A	(P)

For	N/A

Total Cash Price (A through P)	$70319.45	(1)

STATEMENT OF INSURANCE

NOTICE. No person is required as a condition of [ILLEGIBLE] the purchase of a motor vehicle to purchase or negotiate are insurance through a particular insurance company, agent [ILLEGIBLE] broker. You are not required to buy any other insurance [ILLEGIBLE] obtain credit. Your decision to buy or not buy other insurance will not be a factor in the credit approval process.

Vehicle Insurance

					Term		Premium
$	N/A	Ded. Comp., Fire &				Mos.	$	N/A
Theft
$	N/A	Ded. Collision				Mos.	$	N/A
Bodily Injury		$	N/A	Limits		Mos.	$	N/A
Property Damage		$	N/A	Limits		Mos.	$	N/A

Medical		N/A				Mos.	$	N/A

N/A						Mos.	$	N/A

	Total Vehicle Insurance Premiums						$	N/A	(a)

UNLESS A CHARGE IS INCLUDED IN THIS AGREEMENT FOR PUBLIC LIABILITY OR PROPERTY DAMAGE INSURANCE, PAYMENT FOR SUCH COVERAGE IS NOT PROVIDED BY THIS AGREEMENT.

You may buy the physical damage insurance this contract require (see back) from anyone you choose who is acceptable to us. You are not required to buy any other insurance to obtain credit.

Buyer	NEW WORLD MORTGAGE INC.

Co-Buyer	N/A

Seller

If any insurance is checked below, policies on certificates from the named insurance companies will describe the terms and conditions.

Application for Optional Credit Insurance

☐ Credit Life:	☐ Buyer	☐ Co-Buyer	☐ Both
☐ Credit Disability (Buyer Only)

	Term		Exp.	Premium
Credit Life	N/A	Mos.		$	N/A
Credit Disability	N/A	Mos.	N/A	$
Total Credit Insurance Premiums				$	N/A	(b)
Insurance Company Name
N/A

Home Office Address
N/A

Credit life insurance and credit disability insurance are not required to obtain credit. Your decision to buy or not buy credit life and credit disability insurance will not be a factor in the credit approval process. They will not be provided unless you sign and agree to pay the extra cost. Credit life insurance is based on your original payment schedule. This insurance may not pay all you owe on this contract if you make late payments. Credit disability insurance does not cover any increase in your payment or in the number of payment. Coverage for credit life insurance and credit disability insurance ends on the original due date for the last payment unless a different term for the insurance is shown above.

You are applying for the credit insurance marked above. Your signature below means that you agree that: (1) You are not eligible for insurance if you have reached your 65th birthday. (2) You are eligible for disability insurance only if you are working for wages

	A.	Agreed Trade-In Value Yr	2004	Make	CADILLAC T		$27000.00	(A)

		Model	ESV	Odom	48578

		VIN	3GYFK66N94G339166

	B.	Less Prior Credit or Lease Balance					$29756.43	(B)

	C.	Net Trade-In (A less B) (indicate if a negative number)					$-2756.43	(C)

	D.	Deferred Downpayment				$	N/A	(D)

	E.	Manufacturer’s Rebate				$	N/A	(E)

	F.	Other	N/A			$	N/A	(F)

	G.	Cash					$0.33	(G)

	Total Downpayment (C through G)								$0.00	(6)

	(If negative, enter zero on line 6 and enter the amount less than zero as a positive number on line 1M above)

7.	Amount Financed (5 less 6)								$70795.20	(7)

SELLER ASSISTED LOAN					AUTO BROKER FEE DISCLOSURE
BUYER MAY BE REQUIRED TO PLEDGE SECURITY FOR THE LOAN, AND WILL BE OBLIGATED FOR THE INSTALLMENT PAYMENTS ON BOTH THIS RETAIL INSTALLMENT SALE CONTRACT AND THE LOAN.					If this contract reflects the retail sale of a new motor vehicle, the sale is not subject to a fee received by an autobroker from us unless the following box Is checked:

Proceeds of Loan From,		N/A			☐ Name of autobroker receiving fee,
Amount $	N/A	Finance Charge $	N/A		if applicable:
Total $	N/A	Payable in	N/A		N/A
installments of $	N/A		$	N/A
from this Loan is shown in item 6D.

SELLER’S RIGHT TO CANCEL If Buyer and Co-Buyer sign here, the provision of the Seller’s Right to Cancel section on the [ILLEGIBLE] giving the Seller the right to cancel if Seller is unable to assign this contract to a financial institution will apply.

NEW WORLD MORTGAGE INC.

BY:

X	X N/A
Buyer	Co-Buyer

OPTIONAL GAP CONTRACT A gap contract (debt cancellation contract) is not required to obtain credit and will not be provided unless you sign below and agree to pay the extra charge. If you choose to buy a gap contract, the charge is shown in item 1N, See your gap contract for details on the protection it provides. It is a part of this contract.

Term	60	Mos	CNA NATIONAL WARR
			Name of Gap Contract
You want to buy a gap contract.

	NEW WORLD MORTGAGE INC.

	BY:
Buyer	X

OPTIONAL SERVICE CONTRACT(S) You want to purchase the service contract(s) written with the following company(ies) for the term(s) shown below for the charge(s) shown in item 1J, 1K, and/or 1L above.

1J Company		N/A
Term	N/A	Mos. or	N/A	Miles
1K Company		N/A
Term	N/A	Mos. or	N/A	Miles
1L Company		N/A
Term	N/A	Mos. or	N/A	Miles
Buyer X

HOW THIS CONTRACT CAN BE CHANGED. This contract contains the entire agreement between you and us relating to this contract. Any change to the contract must be in writing and both you and we must sign it. No oral changes are binding.

Buyer Signs X	NEW WORLD MORTGAGE INC.

BY:
Co-Buyer Signs X

OPTION: ☐ You pay no finance charge if the Amount Financed, item 7, is paid in full on or before	N/A	Year	SELLER’S INITIALS

          THE MINIMUM PUBLIC LIABILITY INSURANCE LIMITS PROVIDED IN LAW MUST BE MET BY EVERY PERSON WHO PURCHASES A VEHICLE. IF YOU ARE UNSURE WHETHER OR NOT YOUR CURRENT INSURANCE POLICY WILL COVER YOUR NEWLY ACQUIRED VEHICLE IN THE EVENT OF AN ACCIDENT, YOU SHOULD CONTACT YOUR INSURANCE AGENT.

WARNING:

          YOUR PRESENT POLICY MAY NOT COVER COLLISION DAMAGE OR MAY NOT PROVIDE FOR FULL REPLACEMENT COSTS FOR THE VEHICLE BEING PURCHASED. IF YOU DO NOT HAVE FULL COVERAGE, SUPPLEMENTAL COVERAGE FOR COLLISION DAMAGE MAY BE AVAILABLE TO YOU THROUGH YOUR INSURANCE AGENT OR THROUGH THE SELLING DEALER. HOWEVER, UNLESS OTHERWISE SPECIFIED, THE COVERAGE YOU OBTAIN THROUGH THE DEALER PROTECTS ONLY THE DEALER, USUALLY UP TO THE AMOUNT OF THE UNPAID BALANCE REMAINING AFTER THE VEHICLE HAS BEEN REPOSSESSED AND SOLD.

          FOR ADVICE ON FULL COVERAGE THAT WILL PROTECT YOU IN THE EVENT OF LOSS OR DAMAGE TO YOUR VEHICLE, YOU SHOULD CONTACT YOUR INSURANCE AGENT. [ILLEGIBLE] HE/SHE UNDERSTANDS THESE PUBLIC LIABILITY TERMS AND CONDITIONS.

NEW WORLD MORTGAGE INC.

BY:
S/S X		X	N/A

Representations of Buyer: Seller has relied on the truth and accuracy of the information provided by you in connection with the Trade-In Vehicle. You represent that you have given a true payoff amount on the vehicle traded in. If the payoff amount is more than the amount shown above in item 6B as “Prior Credit or Lease Balance,” you must pay [ILLEGIBLE] If the payoff amount is less than the amount shown above in item 6B as “Prior Credit or Lease Balance,” Seller will refund the difference to you.

NEW WORLD MORTGAGE INC.

BY:
Buyer X		Co-Buyer X	N/A

Notice to buyer: (1) Do not sign this agreement before you read it or if it contains any blank spaces to be filled in. (2) You are entitled to a completely filled in copy of this agreement. (3) You can prepay the full amount due under this agreement at any time. (4) If you default in the performance of your obligations under this agreement, the vehicle may be repossessed and you may be subject to suit and liability for the unpaid indebtedness evidenced by this agreement.

If you have a complaint concerning this sale, you should try to resolve it with the seller.

Complaints concerning unfair or deceptive practices or methods by the seller may be referred to the city attorney, the district attorney, or an investigator for the Department of Motor Vehicles, or any combination thereof.

After this contract is signed the seller may not change the financing or payment terms unless you agree in writing to the change. You do not have to agree to any change, and it is an unfair or deceptive practice for the seller to make a unilateral change.

NEW WORLD MORTGAGE INC.

BY:
Buyer Signature X		Co-Buyer Signature X	N/A

The Annual Percentage Rate may be negotiable with the Seller. The Seller may assign this contract and retain its right to receive a part of the Finance Charge.
THERE IS NO COOLING-OFF PERIOD UNLESS YOU OBTAIN A CONTRACT CANCELLATION OPTION

California law does not provide for a “cooling-off” or other cancellation period for vehicle sales. Therefore, you cannot later cancel this contract simply because you change your mind, decide the vehicle costs too much, or wish you had acquired a different vehicle. After you sign below, you may only cancel this contract with the agreement of the seller or for legal cause, such as fraud. However, California law does require a seller to offer a 2-day contract cancellation option on used vehicles with a purchase price of less than $40,000, subject to certain statutory conditions. This contact cancellation option requirement does not apply to the sale of a recreational vehicle, a motorcycle, or an off-highway motor vehicle subject to identification under California law. See the vehicle contract cancellation option agreement for details.

YOU AGREE TO THE TERMS OF THIS CONTRACT. YOU CONFIRM THAT BEFORE YOU SIGNED THIS CONTRACT, WE GAVE IT TO YOU, AND YOU WERE FREE TO TAKE IT AND REVIEW IT. YOU ACKNOWLEDGE THAT YOU HAVE READ BOTH SIDES OF THIS CONTRACT, INCLUDING THE ARBITRATION CLAUSE ON THE REVERSE SIDE, BEFORE SIGNING BELOW. YOU CONFIRM THAT YOU RECEIVED A COMPLETELY FILLED-IN COPY WHEN YOU SIGNED IT.

NEW WORLD MORTGAGE INC.

BY:
Buyer Signature X		Date	10/12/07	Co-Buyer Signature X	N/A	Date

Co-Buyers and Other Owners — A co-buyer is a person who is responsible for paying the entire debt. An other owner is a person whose name is on the title to the vehicle but does not have to pay the debt. The other owner agrees to the security interest in the vehicle given to us in this contract.

Other Owner Signature X	Address

GUARANTY: To induce us to sell the vehicle to Buyer, each person who signs as a Guarantor individually guarantees the payment of this contract. If Buyer fails to pay any money owing on this contract, each Guarantor must pay it when asked. Each Guarantor will be liable for the total amount owing even if other persons also sign as Guarantor, and even if Buyer has a complete defence to Guarantor’s demand for reimbursement. Each Guarantor agrees to be liable even if we do one or more of the following: (1) give the Buyer more time to pay one or more